                                                                 Exhibit 10.116b

                                 TIFFANY & CO.

                                AMENDMENT NO. 9

        AMENDMENT NO. 9 (this "Amendment"), dated as of July 15, 1999, to the Credit Agreement, dated as of June 26, 1995, by and among Tiffany & Co., Tiffany and Company, Tiffany & Co. International, the Subsidiary Borrowers party thereto, the Lenders party thereto and The Bank of New York, as Issuing Bank, as Swing Line Lender, as Arranging Agent and as Administrative Agent, as amended by Amendment No. 1, dated as of November 9, 1995, Amendment No. 2, dated as of August 15, 1996, Amendment No. 3, dated as of January 22, 1997, Amendment No. 4, dated as of August 4, 1997, Amendment No. 5, dated as of November 20, 1997, Amendment No. 6, dated as of October 1, 1998, Amendment No. 7, dated as of November 30, 1998, and Amendment No. 8, dated as of March 8, 1999 (as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement").

        Except as otherwise provided herein, capitalized terms used herein which are not defined herein shall have the meanings set forth in the Credit Agreement.

        In consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and pursuant to Section 11.1 of the Credit Agreement, the Parent, the Borrowers and Administrative Agent hereby agree as follows:

        1. Section 8.7 of the Credit Agreement is hereby amended to delete in its entirety clause (k) appearing at the end thereof and to replace it with the following:

                (k) an Investment not exceeding approximately $75,000,000 in the common stock of Aber Resources Ltd. in exchange for 8,000,000 shares of such common stock or approximately 15.4% of the outstanding voting securities of Aber Resources Ltd. on the date of such Investment and (l) additional Investments in an aggregate amount not exceeding $5,000,000 or the equivalent thereof.

        2. This Amendment shall become effective immediately upon the receipt by the Administrative Agent of this Amendment executed by a duly authorized officer or officers of the Parent, the Borrowers, the Administrative Agent and the Required Lenders. In all other respects the Credit Agreement and the other Loan Documents shall remain in full force and effect.

        3. In order to induce the Administrative Agent to execute this Amendment and the Required Lenders to consent hereto, the Parent and the Borrowers each hereby (a) certifies that, on the date hereof and immediately before and after giving effect to this Amendment, all representations and warranties contained in the Credit Agreement are and will be true and correct in all respects, (b) certifies that, immediately before and after giving effect to this Amendment, no

Default or Event of Default exists or will exists under the Loan Documents, and
(c) agrees to pay the reasonable fees and disbursements of counsel to the Administrative Agent incurred in connection with the preparation, negotiation and closing of this Amendment.

        4. Each of the Parent and the Borrowers hereby (a) reaffirm and admit the validity, enforceability and continuation of all the Loan Documents to which it is a party and its obligations thereunder, and (b) agrees and admits that as of the date hereof it has no valid defenses to or offsets against any of its obligations under the Loan Documents to which it is a party.

        5. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged.

        6. This Amendment is being delivered in and is intended to be performed in the State of New York and shall be construed and enforceable in accordance with, and be governed by, the internal laws of the State of New York without regard to principles of conflict of laws.

        [Signature pages follow]

                                 AMENDMENT NO. 9

        The parties have caused this Amendment to be duly executed as of the date first written above.

                                    TIFFANY & CO., a Delaware corporation

                                    By:
                                           -------------------------------
                                    Name:
                                           -------------------------------
                                    Title:
                                           -------------------------------

                                    TIFFANY AND COMPANY, a New York corporation

                                    By:
                                           -------------------------------
                                    Name:
                                           -------------------------------
                                    Title:
                                           -------------------------------

                                    TIFFANY & CO. INTERNATIONAL, a Delaware
                                    corporation

                                    By:
                                           -------------------------------
                                    Name:
                                           -------------------------------
                                    Title:
                                           -------------------------------

                                    SOCIETE FRANCAISE POUR LE DEVELOPPMENT DE LA
                                    PORCELAINE D'ART (S.A.R.L.), a French
                                    corporation

                                    By:
                                           -------------------------------
                                    Name:
                                           -------------------------------
                                    Title:
                                           -------------------------------

                                    TIFFANY-FARAONE S.P.A., an Italian
                                    corporation

                                    By:
                                           -------------------------------
                                    Name:
                                           -------------------------------
                                    Title:
                                           -------------------------------

                                    TIFFANY & CO. JAPAN INC., a Delaware
                                    corporation

                                    By:
                                           -------------------------------
                                    Name:
                                           -------------------------------
                                    Title:
                                           -------------------------------

                                    TIFFANY & CO. PTE, LTD., a Singapore
                                    corporation

                                    By:
                                           -------------------------------
                                    Name:
                                           -------------------------------
                                    Title:
                                           -------------------------------

                                    TIFFANY & CO, a United Kingdom corporation

                                    By:
                                           -------------------------------
                                    Name:
                                           -------------------------------
                                    Title:
                                           -------------------------------

                                    TIFFANY & CO. WATCH CENTER S.A., a Swiss corporation

                                    By:
                                           -------------------------------
                                    Name:
                                           -------------------------------
                                    Title:
                                           -------------------------------

                                    TIFFCO KOREA LTD., a Korean corporation

                                    By:
                                           -------------------------------
                                    Name:
                                           -------------------------------
                                    Title:
                                           -------------------------------

                                    TIFFANY & CO. MEXICO, S.A. de C.V., a
                                    Mexican corporation

                                    By:
                                           -------------------------------
                                    Name:
                                           -------------------------------
                                    Title:
                                           -------------------------------

                                    THE BANK OF NEW YORK, as Administrative
                                    Agent

                                    By:
                                           -------------------------------
                                    Name:
                                           -------------------------------
                                    Title:
                                           -------------------------------

                                 AMENDMENT NO. 9


        AGREED AND CONSENTED TO:

        THE BANK OF NEW YORK, individually

        By:
               -------------------------------
        Name:
               -------------------------------
        Title:
               -------------------------------

                                 AMENDMENT NO. 9


        AGREED AND CONSENTED TO:

        THE CHASE MANHATTAN BANK

        By:
               -------------------------------
        Name:
               -------------------------------
        Title:
               -------------------------------

                                 AMENDMENT NO. 9


        AGREED AND CONSENTED TO:

        THE DAI-ICHI KANGYO BANK
        LIMITED (NEW YORK BRANCH)

        By:
               -------------------------------
        Name:
               -------------------------------
        Title:
               -------------------------------

                                 AMENDMENT NO. 9


        AGREED AND CONSENTED TO:

        THE FUJI BANK, LTD.

        By:
               -------------------------------
        Name:
               -------------------------------
        Title:
               -------------------------------

                                 AMENDMENT NO. 9


        AGREED AND CONSENTED TO:

        FLEET NATIONAL BANK

        By:
               -------------------------------
        Name:
               -------------------------------
        Title:
               -------------------------------

        By:
               -------------------------------
        Name:
               -------------------------------
        Title:
               -------------------------------

        FLEET PRECIOUS METALS INC.

        By:
               -------------------------------
        Name:
               -------------------------------
        Title:
               -------------------------------

                                                                 Exhibit 10.116b

                                 TIFFANY & CO.

                                AMENDMENT NO. 10

        AMENDMENT NO. 10 (this "Amendment"), dated as of October 20, 1999, to the Credit Agreement, dated as of June 26, 1995, by and among Tiffany & Co., Tiffany and Company, Tiffany & Co. International, the Subsidiary Borrowers party thereto, the Lenders party thereto and The Bank of New York, as Issuing Bank, as Swing Line Lender, as Arranging Agent and as Administrative Agent, as amended by Amendment No. 1, dated as of November 9, 1995, Amendment No. 2, dated as of August 15, 1996, Amendment No. 3, dated as of January 22, 1997, Amendment No. 4, dated as of August 4, 1997, Amendment No. 5, dated as of November 20, 1997, Amendment No. 6, dated as of October 1, 1998, Amendment No. 7, dated as of November 30, 1998, Amendment No. 8, dated as of March 8, 1999, and Amendment No. 9, dated as of July 15, 1999 (as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement").

        Except as otherwise provided herein, capitalized terms used herein which are not defined herein shall have the meanings set forth in the Credit Agreement.

        In consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and pursuant to Section 11.1 of the Credit Agreement, the Parent, the Borrowers and Administrative Agent hereby agree as follows:

        1. Section 8.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

        8.1.    Indebtedness

                Create, incur, assume or suffer to exist any Indebtedness, or permit any of its Subsidiaries so to do, except any one or more of the following types of Indebtedness: (a) Indebtedness under the Loan Documents, (b) Indebtedness of the Subsidiaries of the Parent in an aggregate principal amount not in excess of $35,000,000 at any one time outstanding, provided that (i) immediately before and after giving effect to the creation, incurrence or assumption of such Indebtedness no Default or Event of Default shall or would exist and (ii) if such Indebtedness is secured, the Lien securing such Indebtedness is permitted by Section 8.3, (c) Indebtedness set forth on Schedule 8.1 and any refinancings, extensions and renewals thereof, (d) Intercompany Debt, (e) Indebtedness of the Parent, provided that immediately before and after giving effect to the creation, incurrence or assumption of such Indebtedness no Default or Event of Default shall or would exist, and (f) Indebtedness of Tiffany Japan (which may be guaranteed by Tiffany and Tiffany International) to be issued in or around October, 1999 in the maximum aggregate principal amount of Yen 5,500,000,000, which Indebtedness shall (i) not have a stated maturity prior to September 30, 2004, (ii) not require any amortization prior to September 30, 2003, and
        (iii) not contain any terms, covenants or provisions that are more restrictive than those contained in this Agreement, provided that immediately before and after giving effect to the creation, incurrence or assumption of such Indebtedness no Default or Event of Default shall or would exist.

        2. Schedule 8.1 of the Credit Agreement is hereby amended and restated in its entirety in the form attached hereto.

        3. This Amendment shall become effective immediately upon the receipt by the Administrative Agent of this Amendment executed by a duly authorized officer or officers of the Parent, the Borrowers, the Administrative Agent and the Required Lenders. In all other respects the Credit Agreement and the other Loan Documents shall remain in full force and effect.

        4. In order to induce the Administrative Agent to execute this Amendment and the Required Lenders to consent hereto, the Parent and the Borrowers each hereby (a) certifies that, on the date hereof and immediately before and after giving effect to this Amendment, all representations and warranties contained in the Credit Agreement are and will be true and correct in all respects, (b) certifies that, immediately before and after giving effect to this Amendment, no Default or Event of Default exists or will exists under the Loan Documents, and (c) agrees to pay the reasonable fees and disbursements of counsel to the Administrative Agent incurred in connection with the preparation, negotiation and closing of this Amendment.

        5. Each of the Parent and the Borrowers hereby (a) reaffirm and admit the validity, enforceability and continuation of all the Loan Documents to which it is a party and its obligations thereunder, and (b) agrees and admits that as of the date hereof it has no valid defenses to or offsets against any of its obligations under the Loan Documents to which it is a party.

        6. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged.

        7. This Amendment is being delivered in and is intended to be performed in the State of New York and shall be construed and enforceable in accordance with, and be governed by, the internal laws of the State of New York without regard to principles of conflict of laws.

        [Signature pages follow]

TIFFANY CREDIT AGREEMENT
AMENDMENT NO. 10


        The parties have caused this Amendment to be duly executed as of the date first written above.

                                    TIFFANY & CO., a Delaware corporation

                                    By:
                                           -------------------------------
                                    Name:
                                           -------------------------------
                                    Title:
                                           -------------------------------

                                    TIFFANY AND COMPANY, a New York corporation

                                    By:
                                           -------------------------------
                                    Name:
                                           -------------------------------
                                    Title:
                                           -------------------------------

                                    TIFFANY & CO. INTERNATIONAL, a Delaware
                                    corporation

                                    By:
                                           -------------------------------
                                    Name:
                                           -------------------------------
                                    Title:
                                           -------------------------------

                                    SOCIETE FRANCAISE POUR LE DEVELOPPMENT DE LA
                                    PORCELAINE D'ART (S.A.R.L.), a French
                                    corporation

                                    By:
                                           -------------------------------
                                    Name:
                                           -------------------------------
                                    Title:
                                           -------------------------------

TIFFANY CREDIT AGREEMENT
AMENDMENT NO. 10


                                    TIFFANY-FARAONE S.P.A., an Italian
                                    corporation

                                    By:
                                           -------------------------------
                                    Name:
                                           -------------------------------
                                    Title:
                                           -------------------------------

                                    TIFFANY & CO. JAPAN INC., a Delaware
                                    corporation

                                    By:
                                           -------------------------------
                                    Name:
                                           -------------------------------
                                    Title:
                                           -------------------------------

                                    TIFFANY & CO. PTE, LTD., a Singapore
                                    corporation

                                    By:
                                           -------------------------------
                                    Name:
                                           -------------------------------
                                    Title:
                                           -------------------------------

                                    TIFFANY & CO, a United Kingdom corporation

                                    By:
                                           -------------------------------
                                    Name:
                                           -------------------------------
                                    Title:
                                           -------------------------------

TIFFANY CREDIT AGREEMENT
AMENDMENT NO. 10


                                    TIFFANY & CO. WATCH CENTER S.A., a Swiss corporation

                                    By:
                                           -------------------------------
                                    Name:
                                           -------------------------------
                                    Title:
                                           -------------------------------

                                    TIFFCO KOREA LTD., a Korean corporation

                                    By:
                                           -------------------------------
                                    Name:
                                           -------------------------------
                                    Title:
                                           -------------------------------

                                    TIFFANY & CO. MEXICO, S.A. de C.V., a
                                    Mexican corporation

                                    By:
                                           -------------------------------
                                    Name:
                                           -------------------------------
                                    Title:
                                           -------------------------------

                                    THE BANK OF NEW YORK, as Administrative
                                    Agent

                                    By:
                                           -------------------------------
                                    Name:
                                           -------------------------------
                                    Title:
                                           -------------------------------

TIFFANY CREDIT AGREEMENT
AMENDMENT NO. 10


AGREED AND CONSENTED TO:

THE BANK OF NEW YORK, individually


By:
       -------------------------------
Name:
       -------------------------------
Title:
       -------------------------------

TIFFANY CREDIT AGREEMENT
AMENDMENT NO. 10


AGREED AND CONSENTED TO:

THE CHASE MANHATTAN BANK

By:
       -------------------------------
Name:
       -------------------------------
Title:
       -------------------------------

TIFFANY CREDIT AGREEMENT
AMENDMENT NO. 10


AGREED AND CONSENTED TO:

THE DAI-ICHI KANGYO BANK
LIMITED (NEW YORK BRANCH)

By:
       -------------------------------
Name:
       -------------------------------
Title:
       -------------------------------

TIFFANY CREDIT AGREEMENT
AMENDMENT NO. 10


AGREED AND CONSENTED TO:

THE FUJI BANK, LTD.

By:
       -------------------------------
Name:
       -------------------------------
Title:
       -------------------------------

TIFFANY CREDIT AGREEMENT
AMENDMENT NO. 10


AGREED AND CONSENTED TO:

FLEET NATIONAL BANK

By:
       -------------------------------
Name:
       -------------------------------
Title:
       -------------------------------

By:
       -------------------------------
Name:
       -------------------------------
Title:
       -------------------------------

FLEET PRECIOUS METALS INC.

By:
       -------------------------------
Name:
       -------------------------------
Title:
       -------------------------------

                                                                    Schedule 8.1

                             List of Existing Indebtedness

        1. $51,500,000 7.52% Senior Notes due January 31, 2003 of Parent (as guaranteed by Tiffany, Tiffany International and Tiffany Japan).

        2. $10,000,000 unsecured uncommited line of credit provided by The Bank of New York to Tiffany.

        3. Yen 5,000,000,000 4.50% Term Notes due 2011 of Tiffany Japan (as guaranteed by Parent).

        4. $60,000,000 6.90% Senior Notes due 2008 of Parent (as guaranteed by Tiffany, Tiffany International and Tiffany Japan).

        5. $40,000,000 7.05% Senior Notes due 2010 of Parent (as guaranteed by Tiffany, Tiffany International and Tiffany Japan).

                                                                 Exhibit 10.116b

                                  TIFFANY & CO.

                                AMENDMENT NO. 11

        AMENDMENT NO. 11 (this "Amendment"), dated as of February 14, 2000, to the Credit Agreement, dated as of June 26, 1995, by and among Tiffany & Co., Tiffany and Company, Tiffany & Co. International, the Subsidiary Borrowers party thereto, the Lenders party thereto and The Bank of New York, as Issuing Bank, as Swing Line Lender, as Arranging Agent and as Administrative Agent, as amended by Amendment No. 1, dated as of November 9, 1995, Amendment No. 2, dated as of August 15, 1996, Amendment No. 3, dated as of January 22, 1997, Amendment No. 4, dated as of August 4, 1997, Amendment No. 5, dated as of November 20, 1997, Amendment No. 6, dated as of October 1, 1998, Amendment No. 7, dated as of November 30, 1998, Amendment No. 8, dated as of March 8, 1999, Amendment No. 9, dated as of July 15, 1999, and Amendment No. 10, dated as of October 20, 1999 (as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement").

        Except as otherwise provided herein, capitalized terms used herein which are not defined herein shall have the meanings set forth in the Credit Agreement.

        In consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and pursuant to Section 11.1 of the Credit Agreement, the Parent, the Borrowers and Administrative Agent hereby agree as follows:

        1. Section 8.7 of the Credit Agreement is hereby amended by amending and restating clause (l) thereof in its entirety to read as follows:

                (l) additional Investments in an aggregate amount not exceeding $20,000,000 or the equivalent thereof.

        2.      This Amendment shall become effective immediately upon:

        (i) Receipt by the Administrative Agent of this Amendment executed by a duly authorized officer or officers of the Parent, the Borrowers, the Administrative Agent and the Required Lenders; and

        (ii) Receipt by the Administrative Agent, for the account of each Lender that shall have executed and delivered this Amendment (without any reservation or condition) to the Administrative Agent by Friday, February 18, 2000, of a non- refundable fee in an amount equal to 0.03% of the Commitment of such Lender.

        3. Except as amended hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect.

        4. In order to induce the Administrative Agent to execute this Amendment and the Required Lenders to consent hereto, the Parent and the Borrowers each hereby (a) certifies that, on the date hereof and immediately before and after giving effect to this Amendment, all representations and warranties contained in the Credit Agreement are and will be true and correct in all respects, (b) certifies that, immediately before and after giving effect to this Amendment, no Default or Event of Default exists or will exist under the Loan Documents, and (c) agrees to pay the reasonable fees and disbursements of counsel to the Administrative Agent incurred in connection with the preparation, negotiation and closing of this Amendment.

        5. Each of the Parent and the Borrowers hereby (a) reaffirms and admits the validity, enforceability and continuation of all the Loan Documents to which it is a party and its obligations thereunder, and (b) agrees and admits that as of the date hereof it has no valid defenses to or offsets against any of its obligations under the Loan Documents to which it is a party.

        6. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged.

        7. This Amendment is being delivered in and is intended to be performed in the State of New York and shall be construed and enforceable in accordance with, and be governed by, the internal laws of the State of New York without regard to principles of conflict of laws.

        [Signature pages follow]

TIFFANY CREDIT AGREEMENT
AMENDMENT NO. 11


        The parties have caused this Amendment to be duly executed as of the date first written above.

                                    TIFFANY & CO., a Delaware corporation

                                    By:
                                           -------------------------------
                                    Name:  James N. Fernandez
                                    Title: Executive Vice President -
                                           Chief Financial Officer


                                    TIFFANY AND COMPANY, a New York corporation

                                    By:
                                           -------------------------------
                                    Name:  James N. Fernandez
                                    Title: Executive Vice President -
                                           Chief Financial Officer

                                    TIFFANY & CO. INTERNATIONAL, a Delaware
                                    corporation

                                    By:
                                           -------------------------------
                                    Name:  James N. Fernandez
                                    Title: Vice President

                                    SOCIETE FRANCAISE POUR LE DEVELOPPMENT DE LA
                                    PORCELAINE D'ART (S.A.R.L.), a French
                                    corporation

                                    By:
                                           -------------------------------
                                    Name:  James N.Fernandez
                                    Title: Special Representative

TIFFANY CREDIT AGREEMENT
AMENDMENT NO. 11


                                    TIFFANY-FARAONE S.P.A., an Italian
                                    corporation

                                    By:
                                           -------------------------------
                                    Name:  James N. Fernandez
                                    Title: Special Attorney-in-Fact

                                    TIFFANY & CO. JAPAN INC., a Delaware
                                    corporation

                                    By:
                                           -------------------------------
                                    Name:  James N. Fernandez
                                    Title: Vice President

                                    TIFFANY & CO. PTE, LTD., a Singapore
                                    corporation

                                    By:
                                           -------------------------------
                                    Name:  Patrick B. Dorsey
                                    Title: Director

                                    TIFFANY & CO, a United Kingdom corporation

                                    By:
                                           -------------------------------
                                    Name:  James N. Fernandez
                                    Title: Vice President

                                    TIFFANY & CO. WATCH CENTER S.A., a Swiss corporation

                                    By:
                                           -------------------------------
                                    Name:  Patrick B. Dorsey
                                    Title: General Officer

TIFFANY CREDIT AGREEMENT
AMENDMENT NO. 11


                                    TIFFCO KOREA LTD., a Korean corporation

                                    By:
                                           -------------------------------
                                    Name:  Patrick B. Dorsey
                                    Title: Director

                                    TIFFANY & CO. MEXICO, S.A. de C.V., a
                                    Mexican corporation

                                    By:
                                           -------------------------------
                                    Name:  James N. Fernandez
                                    Title: Attorney-in-Fact

                                    THE BANK OF NEW YORK, as Administrative
                                    Agent

                                    By:
                                           -------------------------------
                                    Name:
                                           -------------------------------
                                    Title:
                                           -------------------------------

TIFFANY CREDIT AGREEMENT
AMENDMENT NO. 11


AGREED AND CONSENTED TO:

THE BANK OF NEW YORK, individually

By:
       -------------------------------
Name:
       -------------------------------
Title:
       -------------------------------

TIFFANY CREDIT AGREEMENT
AMENDMENT NO. 11


AGREED AND CONSENTED TO:

THE CHASE MANHATTAN BANK

By:
       -------------------------------
Name:
       -------------------------------
Title:
       -------------------------------

TIFFANY CREDIT AGREEMENT
AMENDMENT NO. 11


AGREED AND CONSENTED TO:

THE DAI-ICHI KANGYO BANK
LIMITED (NEW YORK BRANCH)

By:
       -------------------------------
Name:
       -------------------------------
Title:
       -------------------------------

TIFFANY CREDIT AGREEMENT
AMENDMENT NO. 11


AGREED AND CONSENTED TO:

THE FUJI BANK, LTD.

By:
       -------------------------------
Name:
       -------------------------------
Title:
       -------------------------------

TIFFANY CREDIT AGREEMENT
AMENDMENT NO. 11


AGREED AND CONSENTED TO:

FLEET NATIONAL BANK

By:
       -------------------------------
Name:
       -------------------------------
Title:
       -------------------------------

By:
       -------------------------------
Name:
       -------------------------------
Title:
       -------------------------------

FLEET PRECIOUS METALS INC.

By:
       -------------------------------
Name:
       -------------------------------
Title:
       -------------------------------